Exhibit 10.4

EXECUTION VERSION

REAFFIRMATION OF GUARANTY

THIS REAFFIRMATION OF GUARANTY (this “Agreement”), made as of June 8, 2017, by (i) Hannon Armstrong Sustainable Infrastructure Capital, Inc. (“HA INC”), a Maryland corporation, (ii) Hannon Armstrong Sustainable Infrastructure, LP (“HA LP”), a Delaware limited partnership, (iii) Hannon Armstrong Capital, LLC (“HA LLC”), a Maryland limited liability company, (iv) HAT Holdings I, LLC (“HAT Holdings I”), a Maryland limited liability company, (v) HAT Holdings II, LLC (“HAT Holdings II”), a Maryland limited liability company (each of HA INC, HA LP, HA LLC, HAT Holdings I and HAT Holdings II, a “Guarantor” and together, the “Guarantors”), for the benefit of the Secured Parties, and (vi) Bank of America, N.A., in its capacity as administrative agent under the A&R Loan Agreement (as defined below) (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the Lender, and the Administrative Agent are parties to an Amended & Restated Loan Agreement (G&I) dated as of August 12, 2014 (as amended, amended and restated, or otherwise modified from time to time, the “A&R Loan Agreement”);

WHEREAS, HA INC, HA LP and HA LLC are party to that certain Amended & Restated Continuing Guaranty (the “Continuing Guaranty”), dated as of August 12, 2014, in favor of the Secured Parties;

WHEREAS, HAT Holdings I is party to that certain Amended & Restated HAT Holdings I Limited Guaranty (the “HAT I Limited Guaranty”), dated as of August 12, 2014, in favor of the Secured Parties;

WHEREAS, HAT Holdings II is party to that certain HAT Holdings II Limited Guaranty (the “HAT II Limited Guaranty”, and together with the Continuing Guaranty and the HAT I Limited Guaranty, each a “Guaranty” and together the “Guaranties”), dated as of August 12, 2014, in favor of the Secured Parties; and

WHEREAS, the Borrowers, the Lender and the Administrative Agent have agreed to amend certain provisions of the A&R Loan Agreement as more specifically set forth in that certain Amendment No. 6 to Amended & Restated Loan Agreement (G&I), dated as of the date hereof, including a change of the Maximum Advance Limitation.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Definitions.

Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed thereto in the applicable Guaranty.

Project Moon (G&I)

Reaffirmation of Guaranty

SECTION 2. [RESERVED]

SECTION 3. Reaffirmation.

Each Guarantor, with respect to itself and the applicable Guaranty, hereby: (a) consents to and approves of all of the terms and provisions of the Guaranty and the Loan Amendment, (b) confirms that the Guaranty is in full force and effect, (c) ratifies, confirms and reaffirms all of its obligations, undertakings, agreements, guaranties, indemnities, covenants, indebtedness and liabilities under the Guaranty and (d) agrees that the Guaranty remains in full force and effect and shall and does continue to constitute the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with the terms thereof and shall not be discharged or affected by the Loan Amendment.

SECTION 4. Representations and Warranties.

Each Guarantor, with respect to itself and the applicable Guaranty, represents and warrants, as of the date hereof, as follows:

(a) The execution, delivery and performance by such Guarantor of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate in any material respect (i) any provision of any Applicable Law with respect to such Guarantor, (ii) any of the Organizational Documents of such Guarantor or (iii) any order, judgment or decree of any court or other agency of government binding on such Guarantor; (b) conflict with, result in a breach of or constitute (immediately or upon the giving of notice) a default in any material respect under any Contractual Obligation of such Guarantor; (c) result in or require the creation or imposition of any material Lien upon any of the properties or assets of such Guarantor (other than any Liens permitted by or created under any of the Loan Documents in favor of Collateral Agent, on behalf of the Secured Parties); or (d) require any approval of stockholders, members or partners of such Guarantor or any approval or consent of any Person under any Contractual Obligations of such Guarantor except such approvals or consents which have been obtained on or prior to the date hereof and are in full force and effect;

(b) Such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Guarantor is duly qualified, authorized to do business and in good standing as a foreign corporation in each jurisdiction where failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

(c) Such Guarantor is duly authorized to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate, limited liability company or partnerships, as applicable, action on the part of such Guarantor; and

(d) This Agreement is a legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

Project Moon (G&I)

Reaffirmation of Guaranty

2

SECTION 5. Miscellaneous.

Sections 16, 18, 19, 20, 21, 22, 23, 24 and 25 of the Continuing Guaranty are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

[Remainder of page intentionally left blank; signatures begin on following page]

Project Moon (G&I)

Reaffirmation of Guaranty

3

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above written.

Solely with respect to the Continuing Guaranty:

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Nathaniel J. Rose
Name:	Nathaniel J. Rose
Title:	Authorized Signatory

Address: 1906 Towne Centre Blvd., Suite 370
Annapolis, MD 21401
Attention: Legal Department
Email: legaldepartment@hannonarmstrong.com
Facsimile: 410-571-6199

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE, L.P.

By Hannon Armstrong Sustainable Infrastructure Capital, Inc., its General Partner

By:	/s/ Nathaniel J. Rose
Name:	Nathaniel J. Rose
Title:	Authorized Signatory

Address: 1906 Towne Centre Blvd., Suite 370
Annapolis, MD 21401
Attention: Legal Department
Email: legaldepartment@hannonarmstrong.com
Facsimile: 410-571-6199

HANNON ARMSTRONG CAPITAL, LLC

By:	/s/ Nathaniel J. Rose
Name:	Nathaniel J. Rose
Title:	Authorized Signatory

Address: 1906 Towne Centre Blvd., Suite 370
Annapolis, MD 21401
Attention: Legal Department
Email: legaldepartment@hannonarmstrong.com
Facsimile: 410-571-6199

[Signature Page to Reaffirmation of Guaranty (G&I)]

Solely with respect to the HAT I Limited Guaranty:

HAT HOLDINGS I LLC
By:	/s/ Nathaniel J. Rose
Name:	Nathaniel J. Rose
Title:	Authorized Signatory
Address: 1906 Towne Centre Blvd., Suite 370
Annapolis, MD 21401
Attention: Legal Department
Email: legaldepartment@hannonarmstrong.com
Facsimile: 410-571-6199

[Signature Page to Reaffirmation of Guaranty (G&I)]

Solely with respect to the HAT II Limited Guaranty:

HAT HOLDINGS II LLC
By:	/s/ Nathaniel J. Rose
Name:	Nathaniel J. Rose
Title:	Authorized Signatory

Address: 1906 Towne Centre Blvd., Suite 370
Annapolis, MD 21401
Attention: Legal Department
Email: legaldepartment@hannonarmstrong.com
Facsimile: 410-571-6199

[Signature Page to Reaffirmation of Guaranty (G&I)]

ACKNOWLEDGED AND AGREED:
BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Maria McClain
Name: Maria McClain
Title: Vice President, Agency Management

[Signature Page to Reaffirmation of Guaranty (G&I)]